UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

WESTERN ASSET

SHORT-TERM BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short-Term Bond Fund for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA
President and Chief Executive Officer
January 31, 2020

II	Western Asset Short-Term Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income, preservation of capital and liquidity. Under normal market conditions, the Fund invests at least 80% of its assets in “investment grade” fixed-income securities. Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (that is, securities rated in the Baa/BBB categories or above) or, if unrated, securities that we judged to be of comparable quality. The Fund may invest up to 25% of its assets in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. The Fund may invest in securities of any maturity and normally maintains an average effective maturity of not more than three years.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique.

The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy.

The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-month reporting period ended December 31, 2019. Spread sectors (non-Treasuries) largely outperformed Treasuries, but experienced periods of volatility. This was due to a number of factors, including moderating global growth, a “dovish pivot” by the Federal Reserve Board (the “Fed”)ii, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and numerous other geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.48% and ended the period at 1.58%. The low for the period was 1.39% on October 3, 2019 and the high for the

Western Asset Short-Term Bond Fund 2019 Annual Report	1

Fund overview (cont’d)

period of 2.62% occurred on January 18, 2019. The yield for the ten-year Treasury began the reporting period at 2.69% and ended the period at 1.92%. The low for the period was 1.47% on August 28, September 3 and September 4, 2019, and the high for the period of 2.79% occurred on January 18, 2019. All told, the Bloomberg Barclays U.S. Aggregate Indexiii, returned 8.72% for the twelve months ended December 31, 2019.

Q. How did we respond to these changing market conditions?

A. A number of changes were made to the Fund’s portfolio during the reporting period. We meaningfully increased the Fund’s allocation to U.S. Treasuries. In contrast, we reduced the Fund’s exposures to investment-grade corporate bonds, non-agency residential mortgage-backed securities (“NARMBS”) and emerging market debt. We also pared the Fund’s cash position.

The Fund used U.S. Treasury futures, options and interest rate swaps to manage its duration and yield curveiv exposure. Credit default swaps (“CDS”) were used to manage the Fund’s exposure to individual credits. The use of these instruments detracted from performance.

Performance review

For the twelve months ended December 31, 2019, Class A shares of Western Asset Short-Term Bond Fund, excluding sales charges, returned 4.49%. The Fund’s unmanaged benchmark, the FTSE Treasury/Government Sponsored/Credit 1-3 Year Indexv, returned 4.02% for the same period. The Lipper Short Investment Grade Debt Funds Category Averagevi returned 4.46% over the same time frame.

Performance Snapshot as of December 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short-Term Bond Fund:
Class A	1.25%	4.49%
Class C	0.61%	3.44%
Class C1[1]	0.92%	4.28%
Class R	1.08%	4.12%
Class I	1.38%	4.74%
Class IS	1.43%	4.84%
FTSE Treasury/Government Sponsored/ Credit 1-3 Year Index	1.28%	4.02%
Lipper Short Investment Grade Debt Funds Category Average	1.32%	4.46%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Short-Term Bond Fund 2019 Annual Report

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or reimbursements without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2019 for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 1.56%, 0.88%, 1.62%, 1.28%, 1.88% and 2.00%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class R, Class I and Class IS shares would have been 1.54%, 0.87%, 1.61%, 0.96%, 1.84% and 1.98%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 29, 2019, as supplemented July 12, 2019, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 0.75%, 1.49%, 0.97%, 1.29%, 0.53% and 0.41%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.80% for Class A shares, 1.55% for Class C shares, 1.05% for Class C1 shares, 1.10% for Class R shares, 0.50% for Class I shares and 0.40% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight to investment-grade corporate bonds. Their spreads narrowed given generally strong demand, as investors looked to generate incremental yields in the low interest rate environment.

Western Asset Short-Term Bond Fund 2019 Annual Report	3

Fund overview (cont’d)

The Fund’s structured product exposure, including NARMBS, asset-backed securities and commercial mortgage-backed securities contributed to results, as their spreads generally narrowed.

The Fund’s emerging markets exposures were rewarded. In particular, allocations to U.S. dollar-denominated emerging market sovereigns and corporates were beneficial, as their spreads narrowed during the reporting period.

Q. What were the leading detractors from performance?

A. Duration and yield curve positioning were modest headwinds for returns. There were no other meaningful detractors from returns.

Thank you for your investment in Western Asset Short-Term Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2020

RISKS: Investments in bonds are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Asset-backed, mortgage-backed and mortgage related securities are subject to prepayment and extension risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 36 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2019 were: Corporate Bonds & Notes (41.5%), U.S. Government & Agency Obligations (20.6%), Collateralized Mortgage Obligations (13.8%), Asset-Backed Securities (10.8%), Mortgage-Backed Securities (7.9%). The Fund’s portfolio composition is subject to change at any time.

4	Western Asset Short-Term Bond Fund 2019 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The FTSE Treasury/Government Sponsored/Credit 1-3 Year Index (formerly known as the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index) is a broad-based index of short-term U.S. Treasury and corporate debt securities.

[v]i

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 375 funds for the six-month period and among the 367 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Short-Term Bond Fund 2019 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2019 and December 31, 2018 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Short-Term Bond Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.25%	$1,000.00	$1,012.50	0.75%	$3.80	Class A	5.00%	$1,000.00	$1,021.42	0.75%	$3.82
Class C	0.61	1,000.00	1,006.10	1.50	7.58	Class C	5.00	1,000.00	1,017.64	1.50	7.63
Class C1	0.92	1,000.00	1,009.20	0.92	4.66	Class C1	5.00	1,000.00	1,020.57	0.92	4.69
Class R	1.08	1,000.00	1,010.80	1.09	5.52	Class R	5.00	1,000.00	1,019.71	1.09	5.55
Class I	1.38	1,000.00	1,013.80	0.50	2.54	Class I	5.00	1,000.00	1,022.68	0.50	2.55
Class IS	1.43	1,000.00	1,014.30	0.40	2.03	Class IS	5.00	1,000.00	1,023.19	0.40	2.04

Western Asset Short-Term Bond Fund 2019 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Short-Term Bond Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class R	Class I	Class IS
Twelve Months Ended 12/31/19	4.49%	3.44%	4.28%	4.12%	4.74%	4.84%
Five Years Ended 12/31/19	1.97	1.16	1.72	1.68	2.23	2.31
Ten Years Ended 12/31/19	2.37	N/A	2.08	N/A	2.64	N/A
Inception* through 12/31/19	—	0.86	—	1.43	—	1.93

With sales charges[3]	Class A	Class C	Class C1[2]	Class R	Class I	Class IS
Twelve Months Ended 12/31/19	2.08%	2.44%	4.28%	4.12%	4.74%	4.84%
Five Years Ended 12/31/19	1.51	1.16	1.72	1.68	2.23	2.31
Ten Years Ended 12/31/19	2.15	N/A	2.08	N/A	2.64	N/A
Inception* through 12/31/19	—	0.86	—	1.43	—	1.93

Cumulative total returns
Without sales charges[1]
Class A (12/31/09 through 12/31/19)	26.35%
Class C (Inception date of 8/1/12 through 12/31/19)	6.58
Class C1 (12/31/09 through 12/31/19)	22.90
Class R (Inception date of 1/31/14 through 12/31/19)	8.74
Class I (12/31/09 through 12/31/19)	29.77
Class IS (Inception date of 10/5/12 through 12/31/19)	14.86

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.
[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, R, I and IS shares are November 11, 1991, August 1, 2012, August 5, 2002, January 31, 2014, February 7, 1996 and October 5, 2012, respectively.

Western Asset Short-Term Bond Fund 2019 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $ 10,000 invested in

Class A Shares of Western Asset Short-Term Bond Fund vs. FTSE Treasury/Government Sponsored/Credit 1-3 Year Index† — December 2009 - December 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short-Term Bond Fund on December 31, 2009, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the FTSE Treasury/Government Sponsored/Credit 1-3 Year Index. The FTSE Treasury/Government Sponsored/Credit 1-3 Year Index (formerly known as the Citigroup Treasury/ Government Sponsored/Credit 1-3 Year Index USD) is a broad-based index of short-term U.S. Treasury and corporate debt securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Short-Term Bond Fund 2019 Annual Report

Schedule of investments

December 31, 2019

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 41.5%
Communication Services — 3.4%
Diversified Telecommunication Services — 1.3%
AT&T Inc., Senior Notes (3 mo. USD LIBOR + 0.930%)	2.891%	6/30/20	$2,550,000	$2,559,312	(a)
AT&T Inc., Senior Notes (3 mo. USD LIBOR + 1.180%)	3.067%	6/12/24	2,740,000	2,789,334	(a)
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	1,000,000	1,038,131
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	2,942,000	3,341,783
Total Diversified Telecommunication Services				9,728,560
Interactive Media & Services — 0.2%
Tencent Holdings Ltd., Senior Notes	2.985%	1/19/23	1,770,000	1,798,066	(b)
Media — 1.2%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	1,205,000	1,267,032
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,000,000	1,101,980
DISH DBS Corp., Senior Notes	5.875%	11/15/24	890,000	911,324
Fox Corp., Senior Notes	4.030%	1/25/24	350,000	373,200	(c)
Interpublic Group of Cos Inc., Senior Notes	3.750%	10/1/21	1,620,000	1,665,556
Prosus NV, Senior Notes	5.500%	7/21/25	570,000	634,880	(c)
Prosus NV, Senior Notes	4.850%	7/6/27	1,150,000	1,256,730	(c)
Time Warner Cable LLC, Senior Secured Notes	4.125%	2/15/21	1,750,000	1,778,644
Total Media				8,989,346
Wireless Telecommunication Services — 0.7%
Deutsche Telekom International Finance BV, Senior Notes	2.820%	1/19/22	2,530,000	2,568,689	(c)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	1,281,875	1,294,886	(c)
Vodafone Group PLC, Senior Notes	3.750%	1/16/24	1,640,000	1,735,877
Total Wireless Telecommunication Services				5,599,452
Total Communication Services				26,115,424

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	11

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Discretionary — 1.8%
Auto Components — 0.1%
ZF North America Capital Inc., Senior Notes	4.000%	4/29/20	$880,000	$884,235	(c)
Automobiles — 1.3%
BMW US Capital LLC, Senior Notes	2.950%	4/14/22	3,090,000	3,150,302	(c)
Ford Motor Credit Co. LLC, Senior Notes	2.459%	3/27/20	1,730,000	1,730,657
General Motors Financial Co. Inc., Senior Notes	3.700%	11/24/20	2,140,000	2,165,772
General Motors Financial Co. Inc., Senior Notes	3.550%	4/9/21	2,650,000	2,700,861
Total Automobiles				9,747,592
Hotels, Restaurants & Leisure — 0.1%
Sands China Ltd., Senior Notes	4.600%	8/8/23	950,000	1,004,492
Internet & Direct Marketing Retail — 0.1%
Amazon.com Inc., Senior Notes	1.900%	8/21/20	460,000	460,473
Specialty Retail — 0.2%
Home Depot Cos. Inc., Senior Notes	3.250%	3/1/22	1,880,000	1,943,543
Total Consumer Discretionary				14,040,335
Consumer Staples — 3.0%
Beverages — 1.2%
Anheuser-Busch InBev Finance Inc., Senior Notes (3 mo. USD LIBOR + 1.260%)	3.162%	2/1/21	3,720,000	3,761,471	(a)
Coca-Cola, Senior Notes	1.875%	10/27/20	3,320,000	3,321,606
Diageo Capital PLC, Senior Notes	3.500%	9/18/23	1,960,000	2,066,114
Total Beverages				9,149,191
Food & Staples Retailing — 1.0%
Kroger Co., Senior Notes	3.400%	4/15/22	1,690,000	1,738,504
Sysco Corp., Senior Notes	2.600%	10/1/20	2,040,000	2,048,703
Walgreens Boots Alliance Inc., Senior Notes	3.300%	11/18/21	550,000	560,584
Walmart Inc., Senior Notes	1.900%	12/15/20	3,580,000	3,585,660
Total Food & Staples Retailing				7,933,451
Food Products — 0.2%
JM Smucker Company (The), Senior Notes	2.500%	3/15/20	1,770,000	1,771,527
Kraft Heinz Foods Co., Senior Notes	2.800%	7/2/20	152,000	152,256
Total Food Products				1,923,783

See Notes to Financial Statements.

12	Western Asset Short-Term Bond Fund 2019 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Household Products — 0.1%
Reckitt Benckiser Treasury Services PLC, Senior Notes	2.375%	6/24/22	$710,000	$715,505	(c)
Tobacco — 0.5%
Altria Group Inc., Senior Notes	3.490%	2/14/22	880,000	905,996
Altria Group Inc., Senior Notes	3.800%	2/14/24	270,000	284,504
BAT Capital Corp., Senior Notes	2.764%	8/15/22	2,400,000	2,436,151
Total Tobacco				3,626,651
Total Consumer Staples				23,348,581
Energy — 5.0%
Energy Equipment & Services — 0.8%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., Senior Notes	2.773%	12/15/22	1,250,000	1,275,851
Duke Energy Carolinas LLC	3.350%	5/15/22	2,580,000	2,666,249
Halliburton Co., Senior Notes	3.250%	11/15/21	920,000	939,068
Schlumberger Investment SA, Senior Notes	2.400%	8/1/22	830,000	837,499	(c)
Total Energy Equipment & Services				5,718,667
Oil, Gas & Consumable Fuels — 4.2%
Apache Corp., Senior Notes	3.625%	2/1/21	1,400,000	1,414,615
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	1,070,000	1,103,743
Chevron Corp., Senior Notes	2.100%	5/16/21	1,780,000	1,791,660
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	1,040,000	1,099,190
CNOOC Finance 2015 USA LLC, Senior Notes	4.375%	5/2/28	2,760,000	3,070,566
Continental Resources Inc., Senior Notes	5.000%	9/15/22	887,000	893,921
Energy Transfer Operating LP, Senior Notes	4.500%	4/15/24	150,000	159,791
Enterprise Products Operating LLC, Senior Notes	2.800%	2/15/21	1,250,000	1,262,220
KazMunayGas National Company JSC, Senior Notes	3.875%	4/19/22	1,700,000	1,754,085	(c)
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	2,820,000	3,130,020	(c)
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	220,000	223,869
Occidental Petroleum Corp., Senior Notes	4.850%	3/15/21	1,923,000	1,981,278
Occidental Petroleum Corp., Senior Notes	2.600%	8/13/21	1,140,000	1,148,797

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	13

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	$1,324,000	$1,416,947
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	320,000	361,520
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	1,750,000	1,921,233	(c)
Schlumberger Holdings Corp., Senior Notes	3.900%	5/17/28	1,070,000	1,140,962	(c)
Shell International Finance BV, Senior Notes	2.250%	11/10/20	2,010,000	2,017,236
Shell International Finance BV, Senior Notes	1.750%	9/12/21	330,000	329,955
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.450%)	2.351%	5/11/20	3,550,000	3,555,852	(a)
Western Midstream Operating LP, Senior Notes	4.000%	7/1/22	1,210,000	1,240,685
Williams Cos. Inc., Senior Notes	5.250%	3/15/20	1,500,000	1,508,901
Total Oil, Gas & Consumable Fuels				32,527,046
Total Energy				38,245,713
Financials — 17.0%
Banks — 11.8%
ABN AMRO Bank NV, Senior Notes	2.450%	6/4/20	1,260,000	1,262,329	(c)
ABN AMRO Bank NV, Senior Notes	3.400%	8/27/21	1,930,000	1,973,895	(c)
Banco Santander Chile, Senior Notes	2.500%	12/15/20	1,700,000	1,701,530	(c)
Banco Santander SA, Senior Notes	3.125%	2/23/23	800,000	817,105
Banco Santander SA, Senior Notes	3.848%	4/12/23	1,000,000	1,043,851
Bank of America Corp., Senior Notes	2.625%	10/19/20	8,070,000	8,117,249
Bank of America Corp., Senior Notes (3.458% to 3/15/24 then 3 mo. USD LIBOR + 0.970%)	3.458%	3/15/25	320,000	334,348	(a)
Bank of Montreal, Senior Notes	3.100%	4/13/21	4,720,000	4,798,233
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	200,000	222,375	(c)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000	1,124,465
BNP Paribas SA, Senior Notes	3.500%	3/1/23	3,790,000	3,924,524	(c)
BNP Paribas SA, Senior Notes	3.375%	1/9/25	200,000	207,866	(c)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	1,700,000	1,842,979	(a)(c)
BPCE SA, Senior Notes	3.000%	5/22/22	500,000	509,264	(c)

See Notes to Financial Statements.

14	Western Asset Short-Term Bond Fund 2019 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	$1,450,000	$1,583,552	(a)(d)
Citigroup Inc., Senior Notes	2.900%	12/8/21	2,340,000	2,379,160
Cooperatieve Rabobank UA, Senior Notes	2.250%	1/14/20	250,000	250,016
Cooperatieve Rabobank UA, Senior Notes	4.750%	1/15/20	660,000	660,579	(c)
Cooperatieve Rabobank UA, Senior Notes	3.125%	4/26/21	4,400,000	4,470,421
Credit Agricole SA, Senior Notes (3 mo. USD LIBOR + 0.970%)	2.861%	6/10/20	3,620,000	3,636,145	(a)(c)
Credit Agricole SA, Senior Notes (3 mo. USD LIBOR + 1.180%)	3.089%	7/1/21	1,630,000	1,652,188	(a)(c)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	970,000	1,019,186	(c)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	460,000	503,834	(c)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.360%)	3.300%	4/23/21	3,610,000	3,658,301	(a)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	2,540,000	2,580,954
HSBC Holdings PLC, Senior Notes (3.803% to 3/11/24 then 3 mo. USD LIBOR + 1.211%)	3.803%	3/11/25	200,000	210,071	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	3,740,000	3,791,379	(c)
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	2,810,000	2,855,031
Mitsubishi UFJ Financial Group Inc., Senior Notes	3.218%	3/7/22	4,090,000	4,192,163
Nordea Bank AB, Senior Notes (3 mo. USD LIBOR + 0.990%)	2.909%	5/27/21	2,600,000	2,628,669	(a)(c)
PNC Financial Services Group Inc., Senior Notes	3.500%	1/23/24	1,940,000	2,044,421
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	2,350,000	2,392,549
Royal Bank of Scotland Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	460,000	488,993	(a)
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	720,000	737,462
Santander UK PLC, Senior Notes	2.375%	3/16/20	2,970,000	2,971,757
Svenska Handelsbanken AB, Senior Notes	2.400%	10/1/20	2,550,000	2,558,637
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	400,000	407,994

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	15

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Toronto-Dominion Bank, Senior Notes	2.125%	4/7/21	$500,000	$503,125
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	420,000	429,060
Truist Bank, Senior Notes	2.250%	6/1/20	300,000	300,227
UniCredit SpA, Senior Notes	6.572%	1/14/22	3,160,000	3,394,931	(c)
US Bancorp, Senior Notes	2.350%	1/29/21	130,000	130,744
US Bancorp, Senior Notes	3.375%	2/5/24	3,880,000	4,076,922
US Bank NA, Senior Notes	3.150%	4/26/21	310,000	315,017
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	1/31/20	2,450,000	2,472,099	(a)(d)
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	1,410,000	1,491,711
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 0.680%)	2.616%	1/30/20	1,860,000	1,861,054	(a)
Total Banks				90,528,365
Capital Markets — 2.1%
Bank of New York Mellon Corp., Senior Notes (3 mo. USD LIBOR + 0.870%)	2.774%	8/17/20	2,430,000	2,442,979	(a)
Credit Suisse AG, Senior Notes	3.625%	9/9/24	770,000	819,721
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	3.450%	4/16/21	1,000,000	1,017,372
Goldman Sachs Group Inc., Senior Notes	3.625%	2/20/24	4,230,000	4,443,112
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	1/31/20	3,190,000	0	*(d)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Junior Subordinated Notes	6.500%	7/19/17	1,010,000	0	*(f)(g)(h)(i)
Morgan Stanley, Senior Notes	5.500%	7/24/20	3,730,000	3,805,683
UBS Group Funding Switzerland AG, Senior Notes (3 mo. USD LIBOR + 1.440%)	3.375%	9/24/20	3,470,000	3,502,189	(a)(c)
Total Capital Markets				16,031,056
Consumer Finance — 0.9%
American Express Co., Senior Notes	3.000%	2/22/21	3,390,000	3,431,321
American Express Co., Senior Notes	3.375%	5/17/21	3,160,000	3,221,156
American Express Credit Corp., Senior Notes	2.600%	9/14/20	60,000	60,227
Total Consumer Finance				6,712,704
Diversified Financial Services — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	400,000	419,529

See Notes to Financial Statements.

16	Western Asset Short-Term Bond Fund 2019 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	$910,000	$987,139
GE Capital International Funding Co. Unlimited Co., Senior Notes	2.342%	11/15/20	7,010,000	7,017,127
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	2,160,000	2,431,141
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	1,010,000	1,100,752
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	1,600,000	1,627,674	(c)
USAA Capital Corp., Senior Notes	2.625%	6/1/21	1,550,000	1,567,618	(c)
Total Diversified Financial Services				15,150,980
Insurance — 0.2%
American International Group Inc., Senior Notes	3.300%	3/1/21	500,000	507,387
New York Life Global Funding, Senior Secured Notes	2.000%	4/13/21	1,560,000	1,565,078	(c)
Total Insurance				2,072,465
Total Financials				130,495,570
Health Care — 4.0%
Biotechnology — 0.9%
AbbVie Inc., Senior Notes	2.500%	5/14/20	3,390,000	3,395,278
AbbVie Inc., Senior Notes	2.300%	11/21/22	3,430,000	3,449,732	(c)
Total Biotechnology				6,845,010
Health Care Equipment & Supplies — 0.5%
Becton Dickinson and Co., Senior Notes	2.404%	6/5/20	1,420,000	1,421,623
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	2.917%	6/6/22	1,100,000	1,108,461	(a)
Zimmer Biomet Holdings Inc., Senior Notes (3 mo. USD LIBOR + 0.750%)	2.653%	3/19/21	1,250,000	1,250,131	(a)
Total Health Care Equipment & Supplies				3,780,215
Health Care Providers & Services — 1.2%
Aetna Inc., Senior Notes	2.750%	11/15/22	2,400,000	2,440,461
Anthem Inc., Senior Notes	2.500%	11/21/20	500,000	502,330
Cigna Corp., Senior Notes	3.400%	9/17/21	1,710,000	1,751,185
CVS Health Corp., Senior Notes	3.350%	3/9/21	3,059,000	3,110,580
Humana Inc., Senior Notes	2.500%	12/15/20	1,260,000	1,265,607
UnitedHealth Group Inc., Senior Notes	2.700%	7/15/20	290,000	291,238
Total Health Care Providers & Services				9,361,401
Pharmaceuticals — 1.4%
Allergan Funding SCS, Senior Notes	3.000%	3/12/20	1,130,000	1,130,866

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	17

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Elanco Animal Health Inc., Senior Notes	3.912%	8/27/21	$1,710,000	$1,754,756
Eli Lilly & Co., Senior Notes	2.350%	5/15/22	690,000	699,123
GlaxoSmithKline Capital PLC, Senior Notes	3.125%	5/14/21	1,330,000	1,353,325
Merck & Co. Inc., Senior Notes (3 mo. USD LIBOR + 0.375%)	2.276%	2/10/20	3,390,000	3,391,892	(a)
Pfizer Inc., Senior Notes	3.000%	9/15/21	1,630,000	1,664,972
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	130,000	127,474
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	340,000	329,892
Total Pharmaceuticals				10,452,300
Total Health Care				30,438,926
Industrials — 3.1%
Aerospace & Defense — 1.6%
Boeing Co., Senior Notes	1.650%	10/30/20	500,000	498,970
General Dynamics Corp., Senior Notes	3.000%	5/11/21	2,200,000	2,237,574
Lockheed Martin Corp., Senior Notes	3.350%	9/15/21	1,000,000	1,025,316
Northrop Grumman Corp., Senior Notes	2.080%	10/15/20	3,590,000	3,594,444
United Technologies Corp., Senior Notes	3.350%	8/16/21	2,230,000	2,284,092
United Technologies Corp., Senior Notes	3.100%	6/1/22	2,550,000	2,617,220
Total Aerospace & Defense				12,257,616
Airlines — 0.0%
Continental Airlines Pass-Through Trust	6.703%	6/15/21	86,072	91,232
Commercial Services & Supplies — 0.0%
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	150,000	165,137
Electrical Equipment — 0.1%
ABB Finance USA Inc., Senior Notes	2.800%	4/3/20	1,050,000	1,052,221
Industrial Conglomerates — 0.2%
General Electric Co., Senior Notes	5.500%	1/8/20	580,000	580,212
General Electric Co., Senior Notes	3.150%	9/7/22	1,000,000	1,021,464
Total Industrial Conglomerates				1,601,676
Machinery — 0.4%
John Deere Capital Corp., Senior Notes	2.550%	1/8/21	2,500,000	2,518,344
John Deere Capital Corp., Senior Notes	2.875%	3/12/21	300,000	303,779
Total Machinery				2,822,123

See Notes to Financial Statements.

18	Western Asset Short-Term Bond Fund 2019 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Road & Rail — 0.8%
Union Pacific Corp., Senior Notes	3.200%	6/8/21	$3,623,000	$3,693,362
Union Pacific Corp., Senior Notes	4.163%	7/15/22	1,920,000	2,018,534
Total Road & Rail				5,711,896
Total Industrials				23,701,901
Information Technology — 2.3%
IT Services — 0.9%
Visa Inc., Senior Notes	2.200%	12/14/20	6,500,000	6,527,168
Software — 1.0%
Microsoft Corp., Senior Notes	1.850%	2/6/20	1,400,000	1,399,959
Microsoft Corp., Senior Notes	1.550%	8/8/21	2,270,000	2,267,584
Microsoft Corp., Senior Notes	2.400%	2/6/22	4,310,000	4,372,210
Total Software				8,039,753
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc., Senior Notes	1.550%	8/4/21	3,250,000	3,238,642
Total Information Technology				17,805,563
Materials — 1.3%
Chemicals — 0.3%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	2,230,000	2,244,417	(c)
Metals & Mining — 0.8%
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	1,810,000	1,846,764	(c)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	139,000	140,985
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	1,210,000	1,267,304	(c)
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	920,000	927,751	(c)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,411,000	1,839,147
Total Metals & Mining				6,021,951
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	1,720,000	1,926,998	(c)
Total Materials				10,193,366
Utilities — 0.6%
Electric Utilities — 0.6%
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	2,386,000	2,425,662
Perusahaan Listrik Negara PT, Senior Notes	5.500%	11/22/21	1,640,000	1,739,056	(b)
Total Utilities				4,164,718
Total Corporate Bonds & Notes (Cost — $314,269,961)				318,550,097

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	19

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 20.6%
U.S. Government Agencies — 2.0%
Federal Farm Credit Banks, Bonds	2.070%	1/4/21	$2,940,000	$2,954,977
Federal Farm Credit Banks, Bonds (3 mo. USD LIBOR + 0.010%)	1.918%	9/20/21	4,400,000	4,398,625	(a)
Federal Home Loan Banks, Bonds	1.375%	9/28/20	3,030,000	3,024,673
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.375%	4/20/20	1,370,000	1,368,945
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.625%	9/29/20	2,220,000	2,220,025
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	2/16/21	1,240,000	1,250,768
Total U.S. Government Agencies				15,218,013
U.S. Government Obligations —18.6%
U.S. Treasury Notes	2.000%	9/30/20	10,000	10,026
U.S. Treasury Notes	2.500%	1/31/21	13,410,000	13,534,671
U.S. Treasury Notes	2.375%	3/15/21	6,150,000	6,204,293
U.S. Treasury Notes	2.625%	5/15/21	16,210,000	16,435,104
U.S. Treasury Notes	2.125%	5/31/21	20,010,000	20,157,339
U.S. Treasury Notes	1.500%	10/31/21	1,220,000	1,218,523
U.S. Treasury Notes	2.500%	2/15/22	7,880,000	8,031,136
U.S. Treasury Notes	1.750%	7/15/22	940,000	943,819
U.S. Treasury Notes	1.625%	11/15/22	11,100,000	11,109,756
U.S. Treasury Notes	2.125%	3/31/24	30,410,000	30,980,781
U.S. Treasury Notes	2.250%	4/30/24	9,310,000	9,535,658
U.S. Treasury Notes	1.500%	11/30/24	15,720,000	15,595,345
U.S. Treasury Notes	2.000%	2/15/25	2,430,000	2,465,880
U.S. Treasury Notes	2.250%	11/15/25	650,000	667,888
U.S. Treasury Notes	2.625%	1/31/26	730,000	765,873
U.S. Treasury Notes	2.125%	5/31/26	5,070,000	5,173,480
Total U.S. Government Obligations				142,829,572
Total U.S. Government & Agency Obligations (Cost — $156,231,890)				158,047,585
Collateralized Mortgage Obligations (j) — 13.8%
Alternative Loan Trust, 2004-33 2A1	3.904%	12/25/34	7,172	7,423	(a)
Alternative Loan Trust, 2005-56 4A1 (1 mo. USD LIBOR + 0.310%)	2.102%	11/25/35	230,161	230,595	(a)
Banc of America Funding Trust, 2005-E 4A1	4.476%	3/20/35	9,143	9,213	(a)
Banc of America Funding Trust, 2015-R2 4A1 (1 mo. USD LIBOR + 0.165%)	1.957%	9/29/36	591,562	586,391	(a)(c)

See Notes to Financial Statements.

20	Western Asset Short-Term Bond Fund 2019 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Banc of America Mortgage Trust, 2002-J B1	4.553%	9/25/32	$101,813	$101,856	(a)
Banc of America Mortgage Trust, 2003-C B1	5.144%	4/25/33	224,865	61,558	(a)
Bear Stearns ALT-A Trust, 2007-1 1A1 (1 mo. USD LIBOR + 0.320%)	2.112%	1/25/47	298,253	272,803	(a)
CD Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	2,080,000	2,216,544	(a)
Chase Mortgage Finance Trust, 2007-A1 2A3	4.690%	2/25/37	35,378	36,372	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	2.092%	8/25/35	2,852	2,850	(a)(c)
Chevy Chase Mortgage Funding Corp., 2004-4A A2 (1 mo. USD LIBOR + 0.290%)	2.082%	10/25/35	51,868	52,533	(a)(c)
Chevy Chase Mortgage Funding Corp., 2005-1A A2 (1 mo. USD LIBOR + 0.200%)	1.992%	1/25/36	6,642	6,416	(a)(c)
Citigroup Commercial Mortgage Trust, 2013-375P A	3.251%	5/10/35	710,000	730,217	(c)
Citigroup Commercial Mortgage Trust, 2016-GC36 A1	1.613%	2/10/49	83,854	83,705
Citigroup Commercial Mortgage Trust, 2017-B1 A4	3.458%	8/15/50	2,020,000	2,146,999
Citigroup Commercial Mortgage Trust, 2019-SST2 A (1 mo. USD LIBOR + 0.920%)	2.660%	12/15/36	3,530,000	3,524,667	(a)(c)
Citigroup Mortgage Loan Trust, 2007- AR4 2A1A	4.798%	3/25/37	209,640	179,582	(a)
Commercial Mortgage Trust, 2010-C1 C	5.972%	7/10/46	860,000	877,762	(a)(c)
Commercial Mortgage Trust, 2018-COR3 A3	4.228%	5/10/51	300,000	335,194
Countrywide Home Loans Reperforming REMIC Trust, 2006-R2 AF1 (1 mo. USD LIBOR + 0.420%)	2.212%	7/25/36	368,689	355,246	(a)(c)
CSMC Trust, 2014-11R 15A2	3.895%	1/27/36	2,050,008	1,988,196	(a)(c)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	3,750,000	3,811,001	(c)
DSLA Mortgage Loan Trust, 2005-AR1 2A1A (1 mo. USD LIBOR + 0.250%)	2.264%	2/19/45	128,219	126,172	(a)
FDIC Guaranteed Notes Trust, 2010-S2 3A (1 mo. USD LIBOR + 0.700%)	2.481%	12/29/45	148,386	148,523	(a)(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	21

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 2525 AM	4.500%	4/15/32	$236,668	$256,079
Federal Home Loan Mortgage Corp. (FHLMC) REMIC Trust, 3877 FA (1 mo. USD LIBOR + 0.350%)	2.090%	11/15/40	351,062	351,601	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.242%	10/25/29	2,360,000	2,516,297	(a)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	6.692%	11/25/24	876,970	963,882	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1M2 (1 mo. USD LIBOR + 3.000%)	4.792%	10/25/29	3,110,000	3,251,774	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M1 (1 mo. USD LIBOR + 0.680%)	2.472%	10/25/30	663,515	663,793	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	3.892%	10/25/39	1,910,000	1,930,262	(a)(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M19 A2	2.560%	9/25/29	1,638,881	1,649,721
Federal National Mortgage Association (FNMA) ACES, 2019-M28 AV	2.232%	2/25/27	499,756	495,126
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	1,904,405	1,949,300	(a)(c)
Freddie Mac Structured Pass-Through Certificates, T-51 1A	6.500%	9/25/43	111,265	131,033	(a)
GMACM Mortgage Loan Trust, 2005-AF2 A1	6.000%	12/25/35	629,783	618,132
Gosforth Funding PLC, 2017-1A A1A (3 mo. USD LIBOR + 0.470%)	2.373%	12/19/59	462,452	462,278	(a)(c)
Government National Mortgage Association (GNMA), 2010-H10 FB (1 mo. USD LIBOR + 1.000%)	2.700%	5/20/60	1,242,634	1,257,121	(a)
Government National Mortgage Association (GNMA), 2010-H20 AF (1 mo. USD LIBOR + 0.330%)	2.104%	10/20/60	2,344,720	2,332,938	(a)
Government National Mortgage Association (GNMA), 2011-H19 FA (1 mo. USD LIBOR + 0.470%)	2.244%	8/20/61	1,389,154	1,387,070	(a)

See Notes to Financial Statements.

22	Western Asset Short-Term Bond Fund 2019 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Government National Mortgage Association (GNMA), 2012-H21 FA (1 mo. USD LIBOR + 0.500%)	2.274%	7/20/62	$8,681,679	$8,672,787	(a)
Government National Mortgage Association (GNMA), 2013-H02 FD (1 mo. USD LIBOR + 0.340%)	2.114%	12/20/62	5,409,164	5,388,183	(a)
Government National Mortgage Association (GNMA), 2013-H14 FC (1 mo. USD LIBOR + 0.470%)	2.244%	6/20/63	526,220	525,496	(a)
Government National Mortgage Association (GNMA), 2013-H14 FD (1 mo. USD LIBOR + 0.470%)	2.244%	6/20/63	220,967	220,653	(a)
Government National Mortgage Association (GNMA), 2013-H14 FG (1 mo. USD LIBOR + 0.470%)	2.244%	5/20/63	199,186	198,893	(a)
Government National Mortgage Association (GNMA), 2010-H02 FA (1 mo. USD LIBOR + 0.680%)	2.380%	2/20/60	137,749	138,473	(a)
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	2.250%	3/20/60	1,018,671	1,018,887	(a)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	2.124%	8/20/58	2,174,496	2,166,214	(a)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	2.224%	11/20/60	2,927,080	2,920,946	(a)
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	2.274%	1/20/61	242,833	242,604	(a)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	2.274%	12/20/60	315,124	314,801	(a)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	2.224%	2/20/61	483,914	482,863	(a)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	2.274%	2/20/61	733,475	733,045	(a)
Government National Mortgage Association (GNMA), 2012-H23 SA (1 mo. USD LIBOR + 0.530%)	2.304%	10/20/62	290,548	300,889	(a)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	23

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Government National Mortgage Association (GNMA), 2012-H23 WA (1 mo. USD LIBOR + 0.520%)	2.294%	10/20/62	$459,949	$459,766	(a)
Government National Mortgage Association (GNMA), 2013-H08 BF (1 mo. USD LIBOR + 0.400%)	2.174%	3/20/63	1,662,694	1,656,026	(a)
Government National Mortgage Association (GNMA), 2019-123 A	3.000%	10/20/49	400,000	408,039
Impac CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	2.292%	5/25/37	180,462	177,644	(a)(c)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	2.062%	11/25/36	1,766,484	1,411,391	(a)
IndyMac INDX Mortgage Loan Trust, 2004-AR14 2A1A (1 mo. USD LIBOR + 0.720%)	2.512%	1/25/35	137,873	117,807	(a)
JP Morgan Chase Commercial Mortgage Securities Trust, 2012-HSBC A	3.093%	7/5/32	3,205,229	3,271,992	(c)
JP Morgan Chase Commercial Mortgage Securities Trust, 2015-UES A	2.933%	9/5/32	1,425,000	1,427,859	(c)
JP Morgan Resecuritization Trust Series, 2009-10 7A2	6.054%	2/26/37	3,748,152	2,211,848	(a)(c)
JPMDB Commercial Mortgage Securities Trust, 2017-C7 A5	3.409%	10/15/50	1,943,000	2,056,282
Lanark Master Issuer PLC, 2018-1A 1A (3 mo. USD LIBOR + 0.420%)	2.319%	12/22/69	2,232,000	2,236,299	(a)(c)
Luminent Mortgage Trust, 2006-7 2A2 (1 mo. USD LIBOR + 0.220%)	2.012%	12/25/36	59,974	56,191	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	25,056	25,682	(c)
Merrill Lynch Mortgage Investors Trust MLMI Series, 2003-A2 2M1	4.033%	3/25/33	191,618	158,068	(a)
Merrill Lynch Mortgage Investors Trust Series MLMI, 2004-A1 2A1	4.194%	2/25/34	30,817	31,308	(a)
Merrill Lynch Mortgage Investors Trust Series MLMI, 2004-A1 2A2	4.194%	2/25/34	1,309,719	1,330,594	(a)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 ASB	3.514%	12/15/49	570,000	597,688
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.850%)	2.590%	11/15/34	666,003	662,106	(a)(c)
Morgan Stanley Capital I Trust, 2018-H4 XA, IO	0.865%	12/15/51	54,161,232	3,427,220	(a)

See Notes to Financial Statements.

24	Western Asset Short-Term Bond Fund 2019 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.400%)	3.140%	5/15/36	$1,450,000	$1,448,926	(a)(c)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	2,100,000	2,112,134	(c)
MSCG Trust, 2016-SNR A	3.348%	11/15/34	91,078	91,361	(a)(c)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	771,202	808,997	(a)(c)
RAMP Series Trust, 2004-SL4 A5	7.500%	7/25/32	11,521	7,673
Residential Accredit Loans Inc., 2007-QS7 1A7 (1 mo. USD LIBOR + 0.550%)	2.342%	5/25/37	1,909,112	1,499,122	(a)
Seasoned Credit Risk Transfer Trust Series, 2018-1 M	4.750%	5/25/57	1,530,000	1,578,990	(a)(c)
Seasoned Credit Risk Transfer Trust Series, 2019-1 M	4.750%	7/25/58	1,970,000	2,040,274	(a)(c)
Sequoia Mortgage Trust, 2003-2 A2 (6 mo. USD LIBOR + 0.680%)	2.599%	6/20/33	335,662	330,160	(a)
Silverstone Master Issuer PLC, 2018-1A 1A (3 mo. USD LIBOR + 0.390%)	2.356%	1/21/70	353,600	353,352	(a)(c)
Structured Adjustable Rate Mortgage Loan Trust, 2004-2 4A1	4.063%	3/25/34	254,081	258,448	(a)
Structured Adjustable Rate Mortgage Loan Trust, 2005-12 3A1	4.083%	6/25/35	78,563	79,111	(a)
Structured Adjustable Rate Mortgage Loan Trust, 2005-4 1A1	3.892%	3/25/35	219,693	209,280	(a)
Structured Asset Securities Corp., 2005- RF3 2A	4.176%	6/25/35	373,196	353,773	(a)(c)
Structured Asset Securities Corp. Mortgage Pass-Through Certificate Series, 2002-3 B2	6.500%	3/25/32	570,013	593,160	(a)
Tharaldson Hotel Portfolio Trust, 2018- THL D (1 mo. USD LIBOR + 2.000%)	3.710%	11/11/34	1,717,370	1,721,639	(a)(c)
Thornburg Mortgage Securities Trust, 2004-2 A4 (1 mo. USD LIBOR + 0.680%)	2.472%	6/25/44	1,434,735	1,452,891	(a)
UBS Commercial Mortgage Trust, 2017-C4 A4	3.563%	10/15/50	2,880,000	3,075,010
VNDO Mortgage Trust, 2012-6AVE A	2.996%	11/15/30	1,757,000	1,789,423	(c)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	4.502%	8/20/35	16,407	15,156	(a)
WaMu Mortgage Pass-Through Certificates Series Trust, 2005-AR19 A1B2 (1 mo. USD LIBOR + 0.410%)	2.202%	12/25/45	93,644	93,080	(a)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	25

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
WaMu Mortgage Pass-Through Certificates Series Trust, 2005-AR4 A5	4.216%	4/25/35	$49,705	$50,722	(a)
WaMu Mortgage Pass-Through Certificates Trust, 2003-AR5 A7	4.666%	6/25/33	62,788	64,090	(a)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR13 2A (Cost of Funds for the 11th District of San Francisco + 1.500%, min. coupon of 1.500%)	2.627%	10/25/46	1,582,064	1,539,509	(a)
WaMu Mortgage Pass-Through Certificates Trust, 2007-OA2 1A (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.700%)	2.939%	3/25/47	1,552,515	1,440,762	(a)
Total Collateralized Mortgage Obligations (Cost — $104,347,572)				106,163,812
Asset-Backed Securities — 10.8%
ABFC Trust, 2002-WF2 A2 (1 mo. USD LIBOR + 1.125%)	2.917%	5/25/32	95,188	95,048	(a)
ABFC Trust, 2003-OPT1 A3 (1 mo. USD LIBOR + 0.680%)	2.472%	4/25/33	1,378,372	1,355,464	(a)
ABFC Trust, 2004-OPT2 M1 (1 mo. USD LIBOR + 0.825%)	2.617%	8/25/33	99,540	98,376	(a)
ACIS CLO Ltd., 2014-4A A (3 mo. USD LIBOR + 1.420%)	3.329%	5/1/26	101,251	101,398	(a)(c)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	3.499%	5/1/27	737,686	737,916	(a)(c)
American Money Management Corp. CLO Ltd., 2016-18A AR (3 mo. USD LIBOR + 1.100%)	3.017%	5/26/31	2,200,000	2,187,068	(a)(c)
Apidos CLO XXII, 2015-22A A1 (3 mo. USD LIBOR + 1.500%)	3.466%	10/20/27	1,500,000	1,500,020	(a)(c)
Asset Backed Securities Corp. Home Equity Loan Trust Series, 2004-HE8 M2 (1 mo. USD LIBOR + 1.725%)	3.517%	12/25/34	906,499	909,104	(a)
Avery Point VI CLO Ltd., 2015-6A AR (3 mo. USD LIBOR + 1.050%)	2.941%	8/5/27	625,000	624,992	(a)(c)
Avery Point VII CLO Ltd., 2015-7A AR (3 mo. USD LIBOR + 1.140%)	3.141%	1/15/28	500,000	499,467	(a)(c)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A A	2.970%	3/20/24	3,570,000	3,634,942	(c)
Ballyrock CLO Ltd., 2019-2A A1B (3 mo. USD LIBOR + 1.750%)	3.648%	11/20/30	500,000	500,326	(a)(c)

See Notes to Financial Statements.

26	Western Asset Short-Term Bond Fund 2019 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
BlueMountain CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.330%)	3.331%	4/13/27	$2,777,369	$2,777,458	(a)(c)
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. USD LIBOR + 0.400%)	2.192%	7/25/36	1,630,000	1,496,139	(a)(c)
Carlyle US CLO Ltd., 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	3.186%	7/20/31	1,250,000	1,247,676	(a)(c)
Cedar Funding VI CLO Ltd., 2016-6A AR (3 mo. USD LIBOR + 1.090%)	3.056%	10/20/28	1,030,000	1,029,723	(a)(c)
CIFC Funding Ltd., 2017-1A A (3 mo. USD LIBOR + 1.360%)	3.326%	4/23/29	2,000,000	2,000,018	(a)(c)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	9,031	8,095	(a)
Countrywide Asset-Backed Certificates, 2005-8 M4 (1 mo. USD LIBOR + 0.930%)	2.722%	12/25/35	1,529,000	1,539,942	(a)
Cutwater Ltd., 2014-1A A1AR (3 mo. USD LIBOR + 1.250%)	3.251%	7/15/26	367,546	367,974	(a)(c)
CWABS Revolving Home Equity Loan Trust Series, 2004-B 2A (1 mo. USD LIBOR + 0.220%)	1.960%	2/15/29	2,173,868	2,030,858	(a)
Denali Capital CLO X LLC, 2013-1A A1LR (3 mo. USD LIBOR + 1.050%)	2.986%	10/26/27	2,750,000	2,748,372	(a)(c)
Dryden 75 CLO Ltd., 2019-75A AR (3 mo. USD LIBOR + 1.200%)	3.201%	7/15/30	250,000	250,065	(a)(c)
GE Business Loan Trust, 2006-1A C (1 mo. USD LIBOR + 0.420%)	2.160%	5/15/34	898,250	845,069	(a)(c)
Greenwood Park CLO Ltd., 2018-1A A2 (3 mo. USD LIBOR + 1.010%)	3.011%	4/15/31	500,000	497,343	(a)(c)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	3.020%	7/25/27	681,295	681,117	(a)(c)
Hertz Vehicle Financing II LP, 2018-1A A	3.290%	2/25/24	1,610,000	1,649,035	(c)
Jamestown CLO X Ltd., 2017-10A A1 (3 mo. USD LIBOR + 1.250%)	3.252%	7/17/29	1,500,000	1,500,017	(a)(c)
KKR Financial CLO 21 Ltd., 2021 A (3 mo. USD LIBOR + 1.000%)	3.001%	4/15/31	1,000,000	988,118	(a)(c)
LCM Loan Income Fund I Income Note Issuer Ltd., 27A A1 (3 mo. USD LIBOR + 1.080%)	3.081%	7/16/31	420,000	419,347	(a)(c)
LCM XXIII Ltd., 2023-A A1 (3 mo. USD LIBOR + 1.400%)	3.366%	10/20/29	1,430,000	1,430,020	(a)(c)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	27

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
MASTR Specialized Loan Trust, 2006-3 A (1 mo. USD LIBOR + 0.260%)	2.052%	6/25/46	$150,248	$144,020	(a)(c)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. USD LIBOR + 1.600%)	3.566%	10/20/30	250,000	246,984	(a)(c)
Nassau Ltd., 2017-IIA AF	3.380%	1/15/30	1,500,000	1,499,712	(c)
Navient Student Loan Trust, 2016-6A A3 (1 mo. USD LIBOR + 1.300%)	3.092%	3/25/66	5,140,000	5,185,748	(a)(c)
NCUA Guaranteed Notes Trust, 2010-A1 A (1 mo. USD LIBOR + 0.350%)	2.068%	12/7/20	723,518	724,202	(a)
Nelnet Student Loan Trust, 2014-6A A (1 mo. USD LIBOR + 0.650%)	2.442%	11/25/52	913,215	893,275	(a)(c)
Neuberger Berman Loan Advisers CLO Ltd., 2017-24A A (3 mo. USD LIBOR + 1.230%)	3.196%	4/19/30	250,000	250,001	(a)(c)
OCP CLO Ltd., 2014-5A A1R (3 mo. USD LIBOR + 1.080%)	3.016%	4/26/31	2,100,000	2,086,146	(a)(c)
OHA Loan Funding Ltd., 2015-1A A1R2 (3 mo. USD LIBOR + 1.340%)	3.191%	11/15/32	550,000	549,964	(a)(c)
Option One Mortgage Loan Trust, 2007-FXD1 1A1	5.866%	1/25/37	1,314,792	1,270,328
Option One Mortgage Loan Trust, 2007-FXD1 2A1	5.866%	1/25/37	1,251,406	1,239,581
OZLM XII Ltd., 2015-12A A1R (3 mo. USD LIBOR + 1.050%)	2.986%	4/30/27	2,500,000	2,499,970	(a)(c)
RAMP Trust, 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	2.917%	8/25/33	80,009	79,441	(a)
Saxon Asset Securities Trust, 2003-3 M1 (1 mo. USD LIBOR + 0.975%)	2.767%	12/25/33	27,340	27,069	(a)
SLM Private Credit Student Loan Trust, 2005-A A4 (3 mo. USD LIBOR + 0.310%)	2.204%	12/15/38	3,790,000	3,678,146	(a)
SLM Private Credit Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	2.184%	6/15/39	2,891,769	2,819,578	(a)
SLM Student Loan Trust, 2003-4 A5A (3 mo. USD LIBOR + 0.750%)	2.644%	3/15/33	124,689	121,020	(a)(c)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	2.090%	3/25/44	6,090,000	5,718,346	(a)
SMB Private Education Loan Trust, 2016-C A2A	2.340%	9/15/34	3,167,765	3,159,708	(c)
Structured Asset Securities Corp., 2004-SC1 A	8.304%	12/25/29	18,633	18,235	(a)(c)

See Notes to Financial Statements.

28	Western Asset Short-Term Bond Fund 2019 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-GEL4 M1 (1 mo. USD LIBOR + 0.380%)	2.172%	10/25/36	$1,800,000	$1,800,143	(a)(c)
Structured Asset Securities Corp. Trust, 2005-SC1 1A2	7.082%	5/25/31	1,535,770	1,415,872	(a)(c)
Symphony CLO XII Ltd., 2013-12A AR (3 mo. USD LIBOR + 1.030%)	3.031%	10/15/25	1,455,161	1,455,190	(a)(c)
TCW CLO AMR Ltd., 2019-1A A (3 mo. USD LIBOR + 1.440%)	3.350%	2/15/29	520,000	520,084	(a)(c)
Tralee CLO V Ltd., 2018-5A B (3 mo. USD LIBOR + 1.700%)	3.666%	10/20/28	1,730,000	1,723,942	(a)(c)
Tralee CLO VI Ltd., 2019-6A AS (3 mo. USD LIBOR + 1.300%)	3.318%	10/25/32	1,130,000	1,130,381	(a)(c)
Venture XXVIII CLO Ltd., 2017-28A A2 (3 mo. USD LIBOR + 1.110%)	3.076%	7/20/30	1,500,000	1,492,395	(a)(c)
Voya CLO Ltd., 2013-1A A1AR (3 mo. USD LIBOR + 1.210%)	3.211%	10/15/30	1,000,000	1,000,002	(a)(c)
Voya CLO Ltd., 2017-2A A2A (3 mo. USD LIBOR + 1.710%)	3.711%	6/7/30	450,000	450,232	(a)(c)
Wells Fargo Home Equity Asset-Backed Securities Trust, 2006-1 M5 (1 mo. USD LIBOR + 0.370%)	2.162%	5/25/36	2,900,000	2,718,463	(a)
WHITEBOX CLO I Ltd., 2019-1A ANA (3 mo. USD LIBOR + 1.410%)	3.475%	7/24/32	750,000	747,978	(a)(c)
ZAIS CLO 13 Ltd., 2019-13A A1A (3 mo. USD LIBOR + 1.490%)	3.569%	7/15/32	600,000	596,512	(a)(c)
Total Asset-Backed Securities (Cost — $82,657,027)				83,013,175
Mortgage-Backed Securities — 7.9%
FHLMC — 1.4%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	6/1/46-3/1/49	2,179,471	2,256,059
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/48-11/1/49	4,981,875	5,188,572
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	11/1/48	68,932	73,773
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	8/1/49-10/1/49	881,411	901,351
Federal Home Loan Mortgage Corp. (FHLMC) Gold	9.000%	1/1/21	4	4
Federal Home Loan Mortgage Corp. (FHLMC) Gold	8.000%	2/1/31	51,532	52,811

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	29

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC) Gold	7.000%	4/1/32	$115,296	$132,149
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	2/1/38-9/1/48	586,836	600,941
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	12/1/48	661,883	685,743
Federal Home Loan Mortgage Corp. (FHLMC) Gold (12 mo. USD LIBOR + 1.495%)	1.947%	6/1/43	942,900	962,215	(a)
Total FHLMC				10,853,618
FNMA — 5.0%
Federal National Mortgage Association (FNMA)	5.500%	3/1/20	0	0	(h)
Federal National Mortgage Association (FNMA)	5.500%	9/1/21	59	60
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	12	12
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-6/1/23	2,283,962	2,305,040
Federal National Mortgage Association (FNMA)	6.500%	4/1/24	395	438
Federal National Mortgage Association (FNMA)	7.000%	2/1/27- 8/1/32	226,178	243,186
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	41	45
Federal National Mortgage Association (FNMA)	3.310%	5/1/31	100,000	106,675
Federal National Mortgage Association (FNMA)	3.000%	12/1/37-1/1/50	3,974,859	4,061,580
Federal National Mortgage Association (FNMA)	3.500%	3/1/43- 6/1/49	13,792,874	14,267,457
Federal National Mortgage Association (FNMA)	4.000%	4/1/47- 6/1/57	10,737,324	11,355,064
Federal National Mortgage Association (FNMA)	5.000%	11/1/48-12/1/48	1,235,672	1,320,893
Federal National Mortgage Association (FNMA)	4.500%	5/1/49	3,295,903	3,469,935
Federal National Mortgage Association (FNMA) (1 year Treasury Constant Maturity Rate + 2.375%)	4.360%	9/1/37	1,015,149	1,062,331	(a)
Total FNMA				38,192,716

See Notes to Financial Statements.

30	Western Asset Short-Term Bond Fund 2019 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — 1.5%
Government National Mortgage Association (GNMA)	6.000%	11/15/28	$13,418	$14,783
Government National Mortgage Association (GNMA)	6.500%	8/15/34	344,607	389,046
Government National Mortgage Association (GNMA)	7.000%	3/15/36	84,483	99,728
Government National Mortgage Association (GNMA)	3.000%	9/15/42-11/15/42	993,321	1,024,974
Government National Mortgage Association (GNMA)	3.500%	6/15/48	565,842	594,573
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-10/20/49	1,375,881	1,410,859
Government National Mortgage Association (GNMA) II	3.000%	9/20/47-12/20/49	1,320,191	1,357,724
Government National Mortgage Association (GNMA) II	4.000%	11/20/47-4/20/48	199,463	207,862
Government National Mortgage Association (GNMA) II	5.000%	1/20/49	126,470	133,527
Government National Mortgage Association (GNMA) II	2.500%	9/20/49-11/20/49	496,043	490,383
Government National Mortgage Association (GNMA) II	2.500%	1/1/50	1,400,000	1,406,070	(k)
Government National Mortgage Association (GNMA) II	3.000%	1/1/50	2,200,000	2,260,414	(k)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 1.166%)	3.204%	7/20/60	84,881	86,842	(a)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 2.059%)	4.097%	8/20/60	892,235	947,934	(a)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.225%)	3.033%	7/20/60	167,575	170,614	(a)
Government National Mortgage Association (GNMA) II (UST Yield Curve CMT 1 year + 1.440%)	3.230%	1/20/60	930,552	950,260	(a)
Total GNMA				11,545,593
Total Mortgage-Backed Securities (Cost — $59,620,471)				60,591,927

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	31

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 1.8%
Canada — 0.3%
Province of Alberta Canada, Senior Notes	1.750%	8/26/20	$2,100,000	$2,100,102	(c)
Kuwait — 0.2%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	1,140,000	1,227,176	(c)
Qatar — 0.5%
Qatar Government International Bond, Senior Notes	2.375%	6/2/21	1,770,000	1,777,427	(c)
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	1,910,000	2,019,283	(b)
Total Qatar				3,796,710
Saudi Arabia — 0.3%
Saudi Government International Bond, Senior Notes	4.500%	4/17/30	2,210,000	2,514,131	(c)
United Arab Emirates — 0.5%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	2,090,000	2,118,497	(c)
Abu Dhabi Government International Bond, Senior Notes	2.125%	9/30/24	1,830,000	1,826,843	(c)
Total United Arab Emirates				3,945,340
Total Sovereign Bonds (Cost — $13,026,425)				13,583,459
U.S. Treasury Inflation Protected Securities — 0.2%
U.S. Treasury Bonds, Inflation Indexed (Cost — $1,692,839)	1.375%	2/15/44	1,634,231	1,928,646
	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
U.S. Treasury 5-Year Notes Futures, Call @ $118.50 (Cost — $45,258)	1/24/20	158	158,000	54,313
Total Investments before Short-Term Investments (Cost — $731,891,443)				741,933,014

See Notes to Financial Statements.

32	Western Asset Short-Term Bond Fund 2019 Annual Report

Western Asset short-Term Bond Fund

Security	Rate	Shares	Value
Short-Term Investments — 3.2%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $24,718,054)	1.496%	24,718,054	$24,718,054	(l)
Total Investments — 99.8% (Cost — $756,609,497)			766,651,068
Other Assets in Excess of Liabilities — 0.2%			1,812,127
Total Net Assets — 100.0%			$768,463,195

*	Non-income producing security.

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of December 31, 2019.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	Value is less than $1.

(i)	The maturity principal is currently in default as of December 31, 2019.

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2019, the Fund held TBA securities with a total cost of $3,664,340.

(l)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2019, the total market value of investments in Affiliated Companies was $24,718,054 and the cost was $24,718,054 (Note 8).

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	33

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

Abbreviations used in this schedule:

ACES	— Alternative Credit Enhancement Securities

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

REMIC	— Real Estate Mortgage Investment Conduit

USD	— United States Dollar

UST	— United States Treasury

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	1/24/20	$119.00	71	$71,000	$(9,430)
U.S. Treasury 5-Year Notes Futures, Put	1/24/20	118.00	71	71,000	(5,547)
U.S. Treasury 5-Year Notes Futures, Put	1/24/20	118.25	60	60,000	(8,437)
Total Exchange-Traded Written Options (Premiums received — $47,588)					$(23,414)

At December 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
30-Day Federal Funds	89	5/20	$36,591,471	$36,517,025	$(74,446)
30-Day Federal Funds	91	7/20	37,472,420	37,349,008	(123,412)
90-Day Eurodollar	245	6/20	59,520,016	60,214,875	694,859
90-Day Eurodollar	147	12/20	36,015,235	36,154,650	139,415
90-Day Eurodollar	261	3/21	64,190,973	64,232,100	41,127
U.S. Treasury 2-Year Notes	1,179	3/20	254,417,217	254,074,500	(342,717)
U.S. Treasury 5-Year Notes	747	3/20	88,838,234	88,601,207	(237,027)
U.S. Treasury 10-Year Notes	221	3/20	28,630,330	28,381,236	(249,094)
					(151,295)
Contracts to Sell:
90-Day Eurodollar	463	3/20	113,746,553	113,741,737	4,816

See Notes to Financial Statements.

34	Western Asset Short-Term Bond Fund 2019 Annual Report

Western Asset Short-Term Bond Fund
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
U.S. Treasury Long-Term Bonds	84	3/20	$13,390,629	$13,096,125	$294,504
					299,320
Net unrealized appreciation on open futures contracts					$148,025

At December 31, 2019, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$19,290,000	6/27/21	1.732% semi-annually	3-Month LIBOR quarterly	—	$(5,468)
	21,909,000	9/15/21	1.350% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	$(4,167)	40,587
	94,243,000	6/30/26	1.550% semi-annually	3-Month LIBOR quarterly	317,425	1,001,682
	25,847,000	11/15/26	1.550% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	33,472	(28,466)
Total	$161,289,000				$346,730	$1,008,335

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.33 Index	$30,930,000	12/20/24	1.000% quarterly	$(801,891)	$(588,239)	$(213,652)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	35

Schedule of investments (cont’d)

December 31, 2019

Western Asset Short-Term Bond Fund

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviations used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

36	Western Asset Short-Term Bond Fund 2019 Annual Report

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $731,891,443)	$741,933,014
Investments in affiliated securities, at value (Cost — $24,718,054)	24,718,054
Cash	1,213,659
Receivable for securities sold	5,081,180
Interest receivable	4,204,834
Deposits with brokers for centrally cleared swap contracts	1,091,763
Receivable for Fund shares sold	529,782
Deposits with brokers for open futures contracts and exchange-traded options	171,933
Receivable from broker — variation margin on open futures contracts	24,155
Prepaid expenses	44,751
Total Assets	779,013,125

Liabilities:
Payable for securities purchased	9,471,173
Payable for Fund shares repurchased	662,620
Investment management fee payable	212,095
Distributions payable	34,100
Written options, at value (premiums received — $47,588)	23,414
Service and/or distribution fees payable	18,979
Trustees’ fees payable	3,515
Payable to broker — variation margin on centrally cleared swap contracts	763
Accrued expenses	123,271
Total Liabilities	10,549,930
Total Net Assets	$768,463,195

Net Assets:
Par value (Note 7)	$1,971
Paid-in capital in excess of par value	793,222,733
Total distributable earnings (loss)	(24,761,509)
Total Net Assets	$768,463,195

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	37

Statement of assets and liabilities (cont’d)

December 31, 2019

Net Assets:
Class A	$53,293,935
Class C	$5,072,895
Class C1	$7,854,034
Class R	$71,094
Class I	$161,521,477
Class IS	$540,649,760

Shares Outstanding:
Class A	13,668,928
Class C	1,302,520
Class C1	2,013,453
Class R	18,238
Class I	41,426,520
Class IS	138,698,509

Net Asset Value:
Class A (and redemption price)	$3.90
Class C*	$3.89
Class C1 (and redemption price)	$3.90
Class R (and redemption price)	$3.90
Class I (and redemption price)	$3.90
Class IS (and redemption price)	$3.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.99

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

38	Western Asset Short-Term Bond Fund 2019 Annual Report

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Interest from unaffiliated investments	$22,830,712
Interest from affiliated investments	429,182
Less: Foreign taxes withheld	(977)
Total Investment Income	23,258,917

Expenses:
Investment management fee (Note 2)	2,593,420
Service and/or distribution fees (Notes 2 and 5)	266,882
Transfer agent fees (Note 5)	258,815
Registration fees	137,636
Fund accounting fees	75,175
Legal fees	73,795
Audit and tax fees	51,769
Trustees’ fees	17,819
Shareholder reports	15,371
Commitment fees (Note 9)	8,145
Custody fees	7,485
Insurance	4,670
Interest expense	1,429
Miscellaneous expenses	23,912
Total Expenses	3,536,323
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(109,263)
Net Expenses	3,427,060
Net Investment Income	19,831,857

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	1,609,452
Futures contracts	(1,471,018)
Written options	916,124
Swap contracts	(3,786,451)
Net Realized Loss	(2,731,893)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	15,568,420
Futures contracts	102,856
Written options	69,928
Swap contracts	805,643
Change in Net Unrealized Appreciation (Depreciation)	16,546,847
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	13,814,954
Increase in Net Assets From Operations	$33,646,811

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	39

Statements of changes in net assets

For the Years Ended December 31,	2019	2018

Operations:
Net investment income	$19,831,857	$15,957,449
Net realized loss	(2,731,893)	(1,409,150)
Change in net unrealized appreciation (depreciation)	16,546,847	(3,185,698)
Increase in Net Assets From Operations	33,646,811	11,362,601

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(21,166,404)	(17,305,075)
Decrease in Net Assets From Distributions to Shareholders	(21,166,404)	(17,305,075)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	210,776,482	240,272,401
Reinvestment of distributions	20,625,482	16,804,805
Cost of shares repurchased	(178,996,006)	(147,929,865)
Increase in Net Assets From Fund Share Transactions	52,405,958	109,147,341
Increase in Net Assets	64,886,365	103,204,867

Net Assets:
Beginning of year	703,576,830	600,371,963
End of year	$768,463,195	$703,576,830

See Notes to Financial Statements.

40	Western Asset Short-Term Bond Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$3.83	$3.87	$3.85	$3.84	$3.89

Income (loss) from operations:
Net investment income	0.09	0.08	0.05	0.05	0.04
Net realized and unrealized gain (loss)	0.08	(0.03)	0.04	0.02	(0.04)
Total income (loss) from operations	0.17	0.05	0.09	0.07	(0.00) [2]

Less distributions from:
Net investment income	(0.10)	(0.09)	(0.07)	(0.06)	(0.05)
Total distributions	(0.10)	(0.09)	(0.07)	(0.06)	(0.05)

Net asset value, end of year	$3.90	$3.83	$3.87	$3.85	$3.84
Total return[3]	4.49%	1.29%	2.23%	1.85%[4]	0.06%

Net assets, end of year (000s)	$53,294	$30,894	$29,977	$43,445	$38,915

Ratios to average net assets:
Gross expenses	0.75%	0.75%	0.78%	0.78%	0.76%
Net expenses	0.74 [5,6]	0.74 [5,6]	0.74 [5,6]	0.78	0.76
Net investment income	2.36	2.12	1.37	1.20	1.04

Portfolio turnover rate	41%[7]	52%[7]	42%[7]	22%[7]	34%

1	Per share amounts have been calculated using the average shares method.

2	Amount represents less than $0.005 per share.

3

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.58% for the year ended December 31, 2016.

5

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

6	Reflects fee waivers and/or expense reimbursements.

7

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 55%, 100%, 89% and 24% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	41

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$3.83	$3.86	$3.85	$3.84	$3.89

Income (loss) from operations:
Net investment income	0.06	0.05	0.02	0.02	0.01
Net realized and unrealized gain (loss)	0.07	(0.02)	0.03	0.02	(0.04)
Total income (loss) from operations	0.13	0.03	0.05	0.04	(0.03)

Less distributions from:
Net investment income	(0.07)	(0.06)	(0.04)	(0.03)	(0.02)
Total distributions	(0.07)	(0.06)	(0.04)	(0.03)	(0.02)

Net asset value, end of year	$3.89	$3.83	$3.86	$3.85	$3.84
Total return[2]	3.44%	0.80%	1.23%	1.12%[3]	(0.73)%

Net assets, end of year (000s)	$5,073	$8,487	$7,537	$9,152	$6,929

Ratios to average net assets:
Gross expenses	1.50%	1.49%	1.55%	1.56%	1.54%
Net expenses[4]	1.50 [5]	1.48 [5]	1.51 [5]	1.44 [5]	1.54
Net investment income	1.67	1.41	0.60	0.55	0.27

Portfolio turnover rate	41%[6]	52%[6]	42%[6]	22%[6]	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.86% for the year ended December 31, 2016.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 1.60%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 55%, 100%, 89% and 24% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

42	Western Asset Short-Term Bond Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$3.83	$3.87	$3.85	$3.84	$3.89

Income (loss) from operations:
Net investment income	0.09	0.07	0.04	0.04	0.03
Net realized and unrealized gain (loss)	0.07	(0.03)	0.03	0.02	(0.04)
Total income (loss) from operations	0.16	0.04	0.07	0.06	(0.01)

Less distributions from:
Net investment income	(0.09)	(0.08)	(0.05)	(0.05)	(0.04)
Total distributions	(0.09)	(0.08)	(0.05)	(0.05)	(0.04)

Net asset value, end of year	$3.90	$3.83	$3.87	$3.85	$3.84
Total return[2]	4.28%	1.07%	1.94%	1.58%[3]	(0.21)%

Net assets, end of year (000s)	$7,854	$32,443	$39,335	$49,158	$61,983

Ratios to average net assets:
Gross expenses	0.98%	0.97%	1.06%	1.05%	1.03%
Net expenses	0.97 [4,5]	0.96 [4,5]	1.02 [4,5]	1.05	1.03
Net investment income	2.26	1.90	1.10	0.93	0.76

Portfolio turnover rate	41%[6]	52%[6]	42%[6]	22%[6]	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended December 31, 2016.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 55%, 100%, 89% and 24% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$3.83	$3.86	$3.85	$3.84	$3.88

Income (loss) from operations:
Net investment income	0.08	0.07	0.04	0.03	0.03
Net realized and unrealized gain (loss)	0.08	(0.02)	0.02	0.03	(0.03)
Total income (loss) from operations	0.16	0.05	0.06	0.06	(0.00) [2]

Less distributions from:
Net investment income	(0.09)	(0.08)	(0.05)	(0.05)	(0.04)
Total distributions	(0.09)	(0.08)	(0.05)	(0.05)	(0.04)

Net asset value, end of year	$3.90	$3.83	$3.86	$3.85	$3.84
Total return[3]	4.12%	1.19%	1.60%	1.53%[4]	0.00%

Net assets, end of year (000s)	$71	$173	$171	$28	$13

Ratios to average net assets:
Gross expenses	1.28%	1.29%	1.21%	1.39%	1.14%
Net expenses[5,6]	1.10	1.10	1.10	1.10	1.10
Net investment income	2.11	1.77	1.05	0.90	0.71

Portfolio turnover rate	41%[7]	52%[7]	42%[7]	22%[7]	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.26% for the year ended December 31, 2016.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 55%, 100%, 89% and 24% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

44	Western Asset Short-Term Bond Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$3.83	$3.87	$3.85	$3.84	$3.89

Income (loss) from operations:
Net investment income	0.10	0.09	0.06	0.06	0.05
Net realized and unrealized gain (loss)	0.08	(0.03)	0.03	0.02	(0.04)
Total income from operations	0.18	0.06	0.09	0.08	0.01

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.07)	(0.07)	(0.06)
Total distributions	(0.11)	(0.10)	(0.07)	(0.07)	(0.06)

Net asset value, end of year	$3.90	$3.83	$3.87	$3.85	$3.84
Total return[2]	4.74%	1.54%	2.46%	2.14%[3]	0.33%

Net assets, end of year (millions)	$162	$142	$62	$64	$125

Ratios to average net assets:
Gross expenses	0.54%	0.53%	0.56%	0.50%	0.49%
Net expenses[4]	0.50 [5]	0.50 [5]	0.51 [5]	0.50	0.49
Net investment income	2.64	2.44	1.61	1.49	1.31

Portfolio turnover rate	41%[6]	52%[6]	42%[6]	22%[6]	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.87% for the year ended December 31, 2016.

[4]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I did not exceed 0.55%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 55%, 100%, 89% and 24% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2019 Annual Report	45

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$3.83	$3.87	$3.85	$3.84	$3.89

Income (loss) from operations:
Net investment income	0.11	0.10	0.07	0.06	0.05
Net realized and unrealized gain (loss)	0.07	(0.04)	0.03	0.02	(0.04)
Total income from operations	0.18	0.06	0.10	0.08	0.01

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.08)	(0.07)	(0.06)
Total distributions	(0.11)	(0.10)	(0.08)	(0.07)	(0.06)

Net asset value, end of year	$3.90	$3.83	$3.87	$3.85	$3.84
Total return[2]	4.84%	1.63%	2.56%	2.19%[3]	0.37%

Net assets, end of year (millions)	$541	$490	$462	$430	$435

Ratios to average net assets:
Gross expenses	0.41%	0.41%	0.45%	0.46%	0.45%
Net expenses[4,5]	0.40	0.40	0.41	0.45	0.45
Net investment income	2.74	2.48	1.71	1.54	1.35

Portfolio turnover rate	41%[6]	52%[6]	42%[6]	22%[6]	34%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.92% for the year ended December 31, 2016.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.40%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.45%.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 55%, 100%, 89% and 24% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

See Notes to Financial Statements.

46	Western Asset Short-Term Bond Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Short-Term Bond Fund 2019 Annual Report	47

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

48	Western Asset Short-Term Bond Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$130,495,570	$0	*	$130,495,570
Other Corporate Bonds & Notes	—	188,054,527	—		188,054,527
U.S. Government & Agency Obligations	—	158,047,585	—		158,047,585
Collateralized Mortgage Obligations	—	106,163,812	—		106,163,812
Asset-Backed Securities	—	83,013,175	—		83,013,175
Mortgage-Backed Securities	—	60,591,927	—		60,591,927
Sovereign Bonds	—	13,583,459	—		13,583,459
U.S. Treasury Inflation
Protected Securities	—	1,928,646	—		1,928,646
Purchased Options	$54,313	—	—		54,313
Total Long-Term Investments	54,313	741,878,701	0	*	741,933,014
Short-Term Investments†	24,718,054	—	—		24,718,054
Total Investments	$24,772,367	$741,878,701	$0	*	$766,651,068
Other Financial Instruments:
Futures Contracts	$1,174,721	—	—		$1,174,721
Centrally Cleared Interest Rate
Swaps	—	$1,042,269	—		1,042,269
Total Other Financial Instruments	$1,174,721	$1,042,269	—		$2,216,990
Total	$25,947,088	$742,920,970	—		$768,868,058

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other Financial Instruments:
Written Options	$23,414	—	—		$23,414
Futures Contracts	1,026,696	—	—		1,026,696
Centrally Cleared Interest Rate Swaps	—	$33,934	—		33,934
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection	—	213,652	—		213,652
Total	$1,050,110	$247,586	—		$1,297,696

Western Asset Short-Term Bond Fund 2019 Annual Report	49

Notes to financial statements (cont’d)

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or

50	Western Asset Short-Term Bond Fund 2019 Annual Report

received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Western Asset Short-Term Bond Fund 2019 Annual Report	51

Notes to financial statements (cont’d)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2019, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional

52	Western Asset Short-Term Bond Fund 2019 Annual Report

amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of

Western Asset Short-Term Bond Fund 2019 Annual Report	53

Notes to financial statements (cont’d)

comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For

54	Western Asset Short-Term Bond Fund 2019 Annual Report

bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller

Western Asset Short-Term Bond Fund 2019 Annual Report	55

Notes to financial statements (cont’d)

of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional

56	Western Asset Short-Term Bond Fund 2019 Annual Report

interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Short-Term Bond Fund 2019 Annual Report	57

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.35% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. Western Asset London provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset London to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class R, Class I and Class IS shares did not exceed 0.80%, 1.55%, 1.05%, 1.10%, 0.50% and 0.40%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $109,263, which included an affiliated money market fund waiver of $3,520.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with

58	Western Asset Short-Term Bond Fund 2019 Annual Report

current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$2,046	—
CDSCs	—	$3,528

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$89,105,605	$370,645,435
Sales	104,851,469	289,845,026

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/ Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$759,619,046	$12,171,795	$(5,139,773)	$7,032,022
Swap contracts	(241,509)	1,042,269	(247,586)	794,683
Written options	(47,588)	24,174	—	24,174
Futures contracts	—	1,174,721	(1,026,696)	148,025

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2019.

ASSET DERIVATIVES[1]
Interest Rate Risk
Purchased options[2]	$54,313
Futures contracts[3]	1,174,721
Centrally cleared swap contracts[4]	1,042,269
Total	$2,271,303

Western Asset Short-Term Bond Fund 2019 Annual Report	59

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$23,414	—	$23,414
Futures contracts[3]	1,026,696	—	1,026,696
Centrally cleared swap contracts[4]	33,934	$213,652	247,586
Total	$1,084,044	$213,652	$1,297,696

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(410,970)	—	$(410,970)
Written options	916,124	—	916,124
Futures contracts	(1,471,018)	—	(1,471,018)
Swap contracts	(3,570,140)	$(216,311)	(3,786,451)
Total	$(4,536,004)	$(216,311)	$(4,752,315)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$54,393	—	$54,393
Written options	69,928	—	69,928
Futures contracts	102,856	—	102,856
Swap contracts	1,019,295	$(213,652)	805,643
Total	$1,246,472	$(213,652)	$1,032,820

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

60	Western Asset Short-Term Bond Fund 2019 Annual Report

During the year ended December 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$228,349
Written options	240,595
Futures contracts (to buy)	517,950,617
Futures contracts (to sell)	152,407,251

Average Notional Balance
Interest rate swap contracts	$163,621,308
Credit default swap contracts (to buy protection)	16,654,615

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.50% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$109,397	$42,267
Class C	61,133	5,886
Class C1	95,694	14,114
Class R	658	500
Class I	—	194,512
Class IS	—	1,536
Total	$266,882	$258,815

For the year ended December 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,768
Class C	424
Class C1	1,280
Class R	246
Class I	56,534
Class IS	47,011
Total	$109,263

Western Asset Short-Term Bond Fund 2019 Annual Report	61

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Investment Income:
Class A	$1,118,661	$666,999
Class C	112,389	109,006
Class C1	459,950	752,324
Class R	2,972	3,405
Class I	4,185,503	2,700,046
Class IS	15,286,929	13,073,295
Total	$21,166,404	$17,305,075

7. Shares of beneficial interest

At December 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,332,543	$36,318,289	3,530,963	$13,544,052
Shares issued on reinvestment	262,922	1,023,478	147,717	566,850
Shares repurchased	(3,988,822)	(15,534,613)	(3,365,286)	(12,923,826)
Net increase	5,606,643	$21,807,154	313,394	$1,187,076

Class C
Shares sold	419,894	$1,633,188	1,570,779	$6,010,468
Shares issued on reinvestment	28,460	110,436	26,604	101,966
Shares repurchased	(1,362,359)	(5,280,612)	(1,330,947)	(5,102,872)
Net increase (decrease)	(914,005)	$(3,536,988)	266,436	$1,009,562

Class C1
Shares sold	60,213	$233,922	73,451	$281,915
Shares issued on reinvestment	117,323	455,406	194,771	747,544
Shares repurchased	(6,626,078)	(25,780,009)	(1,969,018)	(7,558,052)
Net decrease	(6,448,542)	$(25,090,681)	(1,700,796)	$(6,528,593)

Class R
Shares sold	2,816	$10,956	11,890	$45,544
Shares issued on reinvestment	764	2,963	887	3,396
Shares repurchased	(30,421)	(118,575)	(11,901)	(45,606)
Net increase (decrease)	(26,841)	$(104,656)	876	$3,334

62	Western Asset Short-Term Bond Fund 2019 Annual Report

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class I
Shares sold	16,751,057	$65,073,278	26,093,684	$100,198,816
Shares issued on reinvestment	1,039,948	4,044,434	679,732	2,606,114
Shares repurchased	(13,401,484)	(52,014,332)	(5,721,726)	(21,937,158)
Net increase	4,389,521	$17,103,380	21,051,690	$80,867,772
Class IS
Shares sold	27,660,087	$107,506,849	31,309,343	$120,191,606
Shares issued on reinvestment	3,854,565	14,988,765	3,331,977	12,778,935
Shares repurchased	(20,650,741)	(80,267,865)	(26,172,351)	(100,362,351)
Net increase	10,863,911	$42,227,749	8,468,969	$32,608,190

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2019. The following transactions were effected in shares of such companies for the year ended December 31, 2019.

	Affiliate Value at December 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio, LLC	$16,986,468	$260,622,053	260,622,053	$277,608,521	277,608,521
Western Asset Premier Institutional Government Reserves, Premium Shares	—	57,438,112	57,438,112	32,720,058	32,720,058
	$16,986,468	$318,060,165		$310,328,579

Western Asset Short-Term Bond Fund 2019 Annual Report	63

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2019
Western Asset Government Cash Management Portfolio, LLC	—	$377,860	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	51,322	—	$24,718,054
	—	$429,182	—	$24,718,054

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended December 31, 2019, the Fund incurred a commitment fee in the amount of $8,145. The Fund did not utilize the Redemption Facility during the year ended December 31, 2019.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$21,166,404	$17,305,075

64	Western Asset Short-Term Bond Fund 2019 Annual Report

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$285,407
Deferred capital losses*	(30,682,400)
Other book/tax temporary differences(a)	(2,363,420)
Unrealized appreciation (depreciation)(b)	7,998,904
Total distributable earnings (loss) — net	$(24,761,509)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the difference between the book and tax cost basis of investments in partnerships.

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

12. Subsequent event

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Legg Mason, would become an indirect wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with the Manager, and any related sub-advisory contract(s), where applicable. Therefore, the Fund’s

Western Asset Short-Term Bond Fund 2019 Annual Report	65

Notes to financial statements (cont’d)

Board is expected to be asked to approve a new investment management contract between the Fund and the Manager (and a new sub-advisory contract(s), if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract(s), if applicable) is expected to be presented to the shareholders of the Fund for their approval.

66	Western Asset Short-Term Bond Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short-Term Bond Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short-Term Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Short-Term Bond Fund 2019 Annual Report	67

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2019, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Short-Term Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of the sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their

68	Western Asset Short-Term Bond Fund

independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered

Western Asset Short-Term Bond Fund	69

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as short investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2019 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

70	Western Asset Short-Term Bond Fund

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of short investment-grade debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median. The Board noted that the Fund’s actual total expense ratio was at the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2021.

Western Asset Short-Term Bond Fund	71

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

72	Western Asset Short-Term Bond Fund

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on December 3, 2019 for shareholders of record as of September 13, 2019 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective January 1, 2020, the Board is composed of the following Trustees:

Trustee	For	Withheld	Abstained
Robert Abeles, Jr.	11,997,108,647	276,409,003	434,312
Jane F. Dasher	11,994,622,783	279,066,222	262,958
Anita L. DeFrantz	11,977,500,738	296,188,267	262,958
Avedick B. Poladian	12,008,511,650	265,038,045	402,268
Susan B. Kerley	11,991,288,921	282,260,773	402,268
William E.B. Siart	11,976,672,918	296,844,732	434,312
Jaynie Miller Studenmund	12,005,543,214	267,996,794	411,955
Ronald L. Olson	11,995,459,439	278,154,565	337,959
Peter J. Taylor	12,000,052,983	273,487,025	411,955
Jane E. Trust	12,008,224,324	265,464,680	262,958

The above Trustees have also been elected to serve as board members of other Western Asset-advised mutual funds within the Legg Mason fund complex.

Western Asset Short-Term Bond Fund	73

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short-Term Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†.A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership — resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees††

Robert Abeles, Jr.

Year of birth	1945

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2013

Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)

Number of funds in fund complex overseen by Trustee[3]	55

Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Trustee[3]	55

Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

74	Western Asset Short-Term Bond Fund

Independent Trustees†† (cont’d)

Anita L. DeFrantz

Year of birth	1952

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 1998

Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee

Number of funds in fund complex overseen by Trustee[3]	55

Other Trusteeships held by Trustee during the past five years	None

Susan B. Kerley

Year of birth	1951

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee[3]	55

Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Avedick B. Poladian

Year of birth	1951

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)

Number of funds in fund complex overseen by Trustee[3]	55

Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Short-Term Bond Fund	75

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)

William E.B. Siart

Year of birth	1946

Position(s) with Fund	Trustee and Chairman of the Board

Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)

Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)

Number of funds in fund complex overseen by Trustee[3]	55

Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Jaynie Miller Studenmund

Year of birth	1954

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)

Number of funds in fund complex overseen by Trustee[3]	55

Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2019

Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)

Number of funds in fund complex overseen by Trustee[3]	55

Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[4] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

76	Western Asset Short-Term Bond Fund

Interested Trustee

Ronald L. Olson[5]

Year of birth	1941

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)

Number of funds in fund complex overseen by Trustee[3]	55

Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[6]

Year of birth	1962

Position(s) with Fund	Trustee, President and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee[3]	142

Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker

Legg Mason

620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951

Position(s) with Fund	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Short-Term Bond Fund	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr
Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey
Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel
Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

78	Western Asset Short-Term Bond Fund

Additional Officers (cont’d)

Thomas C. Mandia
Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci*
Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly
Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

Western Asset Short-Term Bond Fund	79

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

††	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex.

[4]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[5]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[6]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

80	Western Asset Short-Term Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

Record date:	Daily	Daily
Payable date:	1/31/2019	February 2019 through December 2019
Ordinary Income:
Qualified Dividend Income for Individuals	0.97%	1.02%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	0.97%	1.02%
Interest from Federal Obligations	10.62%	10.62%
Interest-related Dividends *	60.00%	60.00%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

*

The percentage of the ordinary income distributions paid monthly by the Fund represent Interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Western Asset Short-Term Bond Fund	81

Western Asset

Short-Term Bond Fund

Trustees*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*

During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company,

LLC

Western Asset Management Company

Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short-Term Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0834 2/20 SR20-3813

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $316,910 in December 31, 2018 and $168,455 in December 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $12,000 in December 31, 2018 and $0 in December 31, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $678,000 in December 31, 2018 and $938,841 in December 31, 2019.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.*
Jane F. Dasher*
Anita L. DeFrantz*
Susan B. Kerley*
Ronald L. Olson*
Avedick B. Poladian*
William E.B. Siart*
Jaynie M. Studenmund*
Peter J. Taylor*

*  During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC., effective January 1, 2020.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 2, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	March 2, 2020